                                                                  Exhibit 10(qq)
                                 SIXTH AMENDMENT

       THIS SIXTH AMENDMENT (this "Amendment"), dated as of April 5, 2002, is by
                                   ---------
and among Access Worldwide Communications, Inc. (the "Borrower"), certain
                                                      --------
subsidiaries of the Borrower identified on the signature pages hereto (the "Guarantors;" together with the Borrower, the "Credit Parties"), the lenders
 ----------                                    --------------
identified on the signature pages hereto (the "Lenders") and Bank of America,
                                               -------
N.A., successor to NationsBank, N.A., as agent for the Lenders (in such capacity, the "Agent").
               -----

                               W I T N E S S E T H

       WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent have entered into that certain Credit Agreement dated as of March 12, 1999, as amended by that certain Amendment Agreement and Waiver dated as of April 14, 2000, that certain Second Amendment Agreement and Waiver dated as of June 9, 2000, that certain Third Amendment dated as of March 28, 2001, that certain Fourth Amendment and Waiver Agreement dated as of April 3, 2001, and that certain Fifth Amendment and Waiver Agreement dated as of February 22, 2002 (the "Credit Agreement");
 ----------------

       WHEREAS, as of April 4, 2002, the outstanding principal balance of the Revolving Loans was $ 6,382,633.76, and the outstanding principal balance of the Swingline Loans was $ 616,691.54;

       WHEREAS, pursuant to Subpart 2.9 of the Fifth Amendment and Waiver Agreement dated as of February 22, 2002 (the "Fifth Amendment"), the Agent
                                              ---------------
maintains $3,000,000 of the gross sale proceeds of the PMG Transaction (plus accrued interest thereon) in the PMG Transaction Tax Account, subject to a first priority security interest in favor of the Agent for the benefit of the Lenders;

       WHEREAS, the Borrower has certified to the Agent that approximately $1,500,000 of federal and state taxes are due from the Borrower as a direct result of the PMG Transaction (the "PMG Transaction Taxes");
                                    ---------------------

       WHEREAS, the Agent, in accordance with terms of Subpart 2.9 of the Fifth Amendment, is therefore obligated to release $1,500,000 from the PMG Transaction Tax Account to the Borrower to pay the PMG Transaction Taxes and to apply the balance (the "Excess PMG Transaction Proceeds") to the outstanding Revolving
              -------------------------------
Obligations; and

       WHEREAS, the Credit Parties have requested that the Lenders delete
Section 5.2(d) of the Credit Agreement requiring that there exist no Material Adverse Effect as a condition to the Extension of Credit, which the Lenders have agreed to do, but only upon the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

       SUBPART 1.1.  Definitions. Unless otherwise defined herein, or the
                     -----------
context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Credit Agreement.

                                     PART II
                            AMENDMENTS AND AGREEMENTS

       SUBPART 2.1.  Amendments to Section 1.1. The following new definitions
                     --------------------------
(or replacement definitions, where appropriate) are hereby added to Section 1.1 of the Credit Agreement in the alphabetically appropriate places:

              "Aggregate Revolving Committed Amount" means the aggregate amount
              -------------------------------------
       of Revolving Commitments in effect from time to time, not to exceed the following amounts for the following periods:

              Amount                   Applicable Period
              ------                   -----------------
              $5,500,000     April 5, 2002 through May 31, 2002
              $6,500,000     June 1, 2002 through March 31, 2003
              $5,700,000     April 1, 2003 through June 30, 2003

       SUBPART 2.2   Amendment to Section 2.3(a). Section 2.3(a) of the Credit
                     ---------------------------
Agreement is hereby amended and restated in its entirety to read as follows:

              (a) Swingline Commitment. During the Commitment Period, subject to
                  --------------------
       the terms and conditions hereof, the Swingline Lender, in its individual capacity, agrees to make certain revolving credit loans requested by the Borrower in Dollars to the Borrower (each a "Swingline Loan" and,
                                                    --------------
       collectively, the "Swingline Loans") for the purposes hereinafter set
                          ---------------
       forth; provided, however, (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed ONE MILLION DOLLARS ($1,000,000) (the "Swingline Committed Amount"), and (ii) with regard to
                          --------------------------
       the Revolving Lenders collectively, the aggregate principal amount of Revolving Obligations outstanding at any time shall not exceed the lesser of (A) the Aggregate Revolving Committed Amount or (B) the Borrowing Base. Swingline Loans hereunder shall be made as Base Rate Loans, and may be repaid or reborrowed in accordance with the provisions hereof.

       SUBPART 2.3.  Amendment to Section 5.2(d). Section 5.2(d) of the Credit
                     ---------------------------
Agreement is deleted in its entirety.

                                    PART III
                          CONDITIONS TO EFFECTIVENESS

       As conditions precedent to the effectiveness of this Amendment, on or before the date hereof:

       SUBPART 3.1.  Execution of Counterparts of Amendment. The Agent shall
                     --------------------------------------
have received executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

       SUBPART 3.2.  Fees and Expenses. The Borrower shall have reimbursed the
                     -----------------
Agent and the Lenders for all reasonable costs and expenses, including reasonable attorneys' fees, incurred by them in connection with or related to the negotiation, drafting or execution of (a) this Amendment, and (b) any and all other and previous forbearance or amendment documentation.

       SUBPART 3.3.  Application of Proceeds. The Agent shall have applied the
                     -----------------------
Excess PMG Transaction Proceeds to the outstanding Revolving Obligations.


       SUBPART 3.4.  Legal Opinion. The Agent shall have received opinions of
                     -------------
counsel for the Credit Parties relating to the Amendment and related Credit Documents, in form and substance satisfactory to the Agent.

                                     PART IV
                                  MISCELLANEOUS

       SUBPART 4.1.  Instrument Pursuant to Credit Agreement; Conflict. This
                     -------------------------------------------------
Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement. If there is any inconsistency or conflict between this Amendment and the Credit Agreement, the provisions of this Amendment shall govern and control.

       SUBPART 4.2.  Representations and Warranties. Each Credit Party hereby
                     ------------------------------
represents and warrants that: (a) each Credit Party that is party to this Amendment (i) has the requisite corporate power and authority to execute, deliver and perform this Amendment, (ii) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (b) the Credit Parties have no claims, counterclaims, offsets, or defenses to the Credit Documents and the performance of their obligations thereunder, (c) the representations and warranties contained in Section 6 of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date), (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby, (e) the audited financial statements of Borrower for fiscal year ended 2001 will not reflect any material negative variance from Borrower's internally prepared financial statements for fiscal year ended 2001, (f) except as specifically set forth in Schedule 8.1 of the Credit Agreement, as amended, no earn-out payments are due any entity by any Credit Party and (g) this Amendment constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

       SUBPART 4.3.  Liens. The Borrower and the Guarantors, as applicable,
                     -----
affirm the liens and security interests created and granted in the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests, except as expressly indicated herein.

       SUBPART 4.4.  Acknowledgment of Guarantors. The Guarantors acknowledge
                     ----------------------------
and consent to all of the terms and conditions of this Amendment and agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

       SUBPART 4.5.  No Other Changes. Except as expressly modified in this
                     ----------------
Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

       SUBPART 4.6.  Counterparts. This Amendment may be executed by the parties
                     ------------
hereto in several counterparts (including facsimile counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered to the Agent.

       SUBPART 4.7.  Entirety. This Amendment, the Credit Agreement and the
                     --------
other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. The Credit Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

       SUBPART 4.8.  Governing Law. THIS AMENDMENT AND THE RIGHTS AND
                     -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

       SUBPART 4.9.  Successors and Assigns. This Amendment shall be binding
                     ----------------------
upon and inure to the benefit of the parties hereto and their respective successors and assigns.

       SUBPART 4.10. Release. In consideration of the Lenders' willingness to
                     -------
enter into this Amendment, each of the Credit Parties hereby releases the Agent, the Lenders, and the Agent's and the Lenders' respective officers, employees, affiliates, representatives, agents, counsel, trustees and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

       SUBPART 4.11. Further Assurances. The Credit Parties expressly agree to
                     ------------------
execute any documents that may reasonably be necessary to effectuate the terms and conditions as contemplated herein.


               [Remainder of this page left blank intentionally.]

       IN WITNESS WHEREOF the Borrower, the Guarantors and the Lenders have caused this Amendment to be duly executed as of the date first above written.


BORROWER:                       ACCESS WORLDWIDE COMMUNICATIONS, INC.
--------


                                By:_________________________
                                Name:
                                Title:

GUARANTORS:                     ASH CREEK, INC.
----------


                                By:_________________________
                                Name:
                                Title:

                                TLM HOLDINGS, CORP.


                                By:_________________________
                                Name:
                                Title:

                                STURGES POND, INC.


                                By:_________________________
                                Name:
                                Title:

                                AWWC NEW JERSEY HOLDINGS, INC.


                                By:_________________________
                                Name:
                                Title:


                             [Signatures continue.]

                                TELEMANAGEMENT SERVICES, INC.


                                By:_________________________
                                Name:
                                Title:

                                HISPANIC MARKET CONNECTIONS, INC.


                                By:_________________________
                                Name:
                                Title:

                                AWWC TEXAS I, L.P.


                                By:_________________________
                                Name:
                                Title:



                             [Signatures continue.]

AGENT:                          BANK OF AMERICA, N.A., in its capacity as Agent
-----
                                By:_________________________
                                Name:
                                Title:


LENDERS:                        BANK OF AMERICA STRATEGIC SOLUTIONS, INC.
-------

                                By:__________________________
                                Name:
                                Title:


                                ARK CLO 2000-1, LIMITED

                                By:  Patriarch Partners, LLC
                                     its Collateral Manager

                                     By:_______________________
                                     Name:_____________________
                                     Title:____________________


                                FLEET NATIONAL BANK


                                By:_________________________
                                Name:
                                Title:


                                CITIBANK, N.A.


                                By:_________________________
                                Name:
                                Title: